NOTICE OF ANNUAL MEETING
OF
SHAREHOLDERS
OF
BWC FINANCIAL CORP.

TO BE HELD
APRIL 21, 1998 at 10 A.M.

REGIONAL CENTER FOR THE ARTS
ENCORE ROOM, THIRD FLOOR
CIVIC AND LOCUST STREETS
WALNUT CREEK, CALIFORNIA

AND

PROXY STATEMENT



BWC FINANCIAL CORP.
1400 Civic Drive
Walnut Creek, California 94596

March 18, 1998

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of BWC Financial Corp. (the holding company for Bank of Walnut Creek) which will be held on Tuesday, April 21, 1998, at 10:00 a.m. at the Regional Center for the Arts, Encore Room, Third Floor, Civic and Locust Streets, Walnut Creek, California. Enclosed are the secretary's official Notice of the Annual Meeting of Shareholders, a Proxy Statement describing the business to be transacted at the meeting and other information regarding BWC Financial Corp. and Bank of Walnut Creek, and a Proxy for use in voting at the meeting.

You will be asked at the meeting to (1) vote on the election of Directors of BWC Financial Corp. for the ensuing year and until their successors are duly elected and qualified; (2) ratify the selection of independent auditors, and (3) act on such other business as may properly come before the meeting. You are urged to read the accompanying Proxy Statement carefully, as it contains a detailed explanation of all matters upon which you will be asked to vote.

Management believes that the election of the nominated persons as directors is in the best interests of BWC Financial Corp. and its shareholders. Your Board of Directors unanimously recommend a vote "For" this matter and "For" the selection of the independent auditors.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign, and return the enclosed proxy in the enclosed postage-paid envelope.

Sincerely,


______________________________
James L. Ryan
Chairman of the Board
and Chief Executive Officer




BWC FINANCIAL CORP.
1400 Civic Drive
Walnut Creek, California 94596

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 21, 1998

To the Shareholders of BWC Financial Corp.:

The annual meeting of BWC Financial Corp. ("BWC") shareholders will be held on Tuesday, April 21, 1998, at 10:00 a.m. at the Regional Center for the Arts, Encore Room, Third Floor, Civic and Locust Streets, Walnut Creek, California, for the purpose of (1) electing 7 persons to serve as directors of BWC for the ensuing year and until their successors are duly elected and qualified, (2) ratifying the selection of independent auditors, and (3) acting upon such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 18, 1998, will be entitled to vote at the meeting or any adjournment thereof. BWC's annual report for the year ended December 31, 1997, is enclosed. The annual report contains financial and other information but it is not to be deemed a part of the proxy soliciting material.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE BY COMPLETING, SIGNING, AND RETURNING YOUR PROXY CARD PROMPTLY. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

By Order of the Board of Directors



Leland E. Wines
Secretary

Approximate mailing date of proxy material: March 18, 1998

PLACE OF ANNUAL MEETING: Regional Center for the Arts
Encore Room, Third Floor
Civic and Locust Streets
Walnut Creek, California 94596

DATE OF ANNUAL MEETING: April 21, 1998

TIME OF ANNUAL MEETING: 10:00 a.m.




PROXY STATEMENT
OF
BWC FINANCIAL CORP.
1400 Civic Drive
Walnut Creek, California 94596

These proxy materials are furnished in connection with the solicitation by the management of BWC Financial Corp., a California corporation ("BWC"), of proxies for use at the annual meeting of the shareholders of BWC to be held on Tuesday, April 21, 1998, at 10:00 a.m. at the Regional Center for the Arts, Encore Room, Third Floor, Civic and Locust Streets, Walnut Creek, California, and at any adjournment thereof.

It is expected that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders on or about March 18, 1998.

PURPOSE OF MEETING

The matters to be considered and voted upon at the meeting will be:

1.	Election of Directors. The election of seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

2.	Independent Auditors. The ratification of the Board of Directors'
selection of independent auditors.

3.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournments thereof.

The election of directors will be effective as of the date of the shareholders' vote.

GENERAL PROXY STATEMENT INFORMATION

BWC, a corporation existing and organized under the laws of the State of California, is authorized to issue up to 25,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of March 18, 1998, only one class of stock was issued consisting of shares of common stock. All of the shares are voting shares and are entitled to vote at the annual meeting. Only those shareholders of record as of March 18, 1998, (the "Record Date") will be entitled to notice of, and to vote at, the meeting.
 On that date, 1,233,062 shares of common stock were outstanding. The determination of shareholders entitled to vote at the meeting and the number of votes to which they are entitled was made on the basis of BWC's records as of the Record Date. The presence in person or by Proxy of a majority of the outstanding shares of stock entitled to vote at the annual meeting will constitute a quorum for the purpose of transacting business at the meeting. Abstentions, shares as to which voting authority has been withheld from any nominee and "broker non-votes" (as defined below) will be counted for purposes of determining the presence or absence of a quorum.

A broker or nominee holding shares for beneficial owners may vote on certain matters at the meeting pursuant to discretionary authority or instructions from the beneficial owners, but with respect to other matters for which the broker or nominee may not have received instructions from the beneficial owners and may not have discretionary voting power under the applicable rule of the New York Stock Exchange or other self regulatory organization to which the broker or nominee is a member, the shares held by the broker or nominee may not be voted. Such unvoted shares are called "broker non-votes." The rules of the New York Stock Exchange and other self regulatory organizations generally permit a broker or nominee, in the absence of instructions, to deliver a proxy to vote for directors in an uncontested election and for the proposal to ratify the selection of independent auditors. Consequently, shares held by a broker or nominee will not constitute "broker non-votes" regarding those two proposals.

Revocability of Proxies

A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of BWC an instrument revoking it or by filing a duly-executed Proxy bearing a later date. In addition, the powers of the proxyholder will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the meeting of such election. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions on the Proxy.

IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Person Making the Solicitation

This solicitation of Proxies is being made by the Board of Directors of BWC. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the material used in the solicitation of Proxies for the Meeting will be borne by BWC. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors, and employees of BWC and the Bank may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, BWC may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.

Voting Rights

In connection with the election of directors, each shareholder entitled to vote may vote the shares owned by such shareholder as of the Record Date cumulatively if a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes for candidates properly nominated. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or may distribute them in any manner among as many nominees as desired. In the election of directors, the seven nominees receiving the highest number of votes will be elected.

On all other matters submitted to the vote of the shareholders, each shareholder is entitled to one vote for each share of common stock owned as of the Record Date on the books of BWC. The Record Date is March 18, 1998.



ITEM NUMBER 1:
ELECTION OF DIRECTORS OF BWC

Directors and Nominees

At the Meeting, seven (7) directors of BWC (the entire Board of Directors) are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees listed are currently members of the Board of Directors. The Bylaws of BWC provide for not less than seven (7) nor more than thirteen (13) directors, with the exact number being seven (7) until changed by bylaw amendment adopted by the Board of Directors. The following named persons are nominated by the Nominating Committee of the Board of Directors and, unless the shareholder marks the proxy to withhold the vote, the enclosed proxy, if returned and not subsequently revoked, will be voted in favor of their election as directors. If for any reason any such nominee becomes unavailable for election, the proxy-holders will vote for such substitute nominee as may be designated by the Board of Directors. The Proxy holders reserve the right to cumulate votes for the election of directors and to cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the Proxy holders may determine in their discretion.


                                                                   YEAR FIRST
PRINCIPAL OCCUPATION -                                                ELECTED
DIRECTOR                        AGE        PAST FIVE YEARS               A
                                                                     DIRECTOR

Richard G. Hill                 61         Owner - R.  G.  Hill &        1980
                                           Company; a real estate
                                           property management and
                                           brokerage firm in Central
                                           Contra Costa County

Reynold C. Johnson, III         47         President and CEO -           1981
                                           Reynold C.  Johnson
                                           Enterprises, Inc., a
                                           real estate development
                                           and investment corporation

Craig Lazzareschi               51         President - Greater Bay       1980
                                           Development Corp.; a real
                                           estate development and
                                           investment company

Tom J. Mantor                   43         President - Bank of Walnut    1994
                                           Creek

John F. Nohr                    57         President - Woodminster       1981
                                           Company Realtors-Developers

James L. Ryan                   64         Chairman and CEO - Bank       1980
                                           of Walnut Creek

John L. Winther                 58         President - Delta Wetlands,   1981
                                           Inc.

The Board of Directors of BWC held twelve regular meetings and one special meeting during 1997. BWC's Board of Directors had no standing committees during 1997. All of the directors attended at least 75% of the meetings of the Board.

Because BWC is the parent corporation of the Bank of Walnut Creek (the "Bank"), certain information is being provided with respect to the Bank's Board of Directors and its standing committees during 1997. The Bank's Board of Directors is composed of the same individuals as BWC's Board of Directors.

Committees of the Bank's Board of Directors

The Board of Directors of the Bank has established the following standing committees, with membership during 1997 as noted: Loan Committee: Messrs. Hill, Lazzareschi, Ryan, Johnson, Nohr and Mantor. Investment Committee:
Messrs. Ryan, Nohr, and Johnson; Audit Committee: Messrs. Hill, Lazzareschi, Nohr, Johnson, and Winther; Compensation Committee: Messrs. Nohr, Johnson, Winther with Mr. Ryan an ex-officio member; and Nominating
Committee: Messrs. Ryan, Johnson and Lazzareschi.

The Loan Committee holds regularly scheduled meetings weekly. Its functions are (1) to establish the loan policies for the Bank and set the lending limits for the Bank's officers; (2) review the Bank's overall loan position as it exists from time to time; (3) review all loans in excess of the Bank's officers' lending limits; and (4) review proposals on the purchase of loans from other institutions.

The Investment Committee meets monthly and its functions are to establish the investment policies for the Bank, review the Bank's investment portfolio, and make periodic changes.

The Audit Committee meets annually or at the call of the Chairman. Its functions are to select the external auditors and coordinate internal and external audit activities.

The Compensation Committee meets annually or at the call of the Chairman.
 Its function is to review the existing and future compensation programs for the Bank's executive officers.

The Nominating Committee meets annually and its functions are to nominate and recommend the selection of directors to comprise BWC's and the Bank's Boards of Directors.

During 1997, the Board of Directors of the Bank met 13 times. No director attended fewer than 75% of the total number of meetings of the Board during the time he was a member of the Board and of the committees of which he is a member.


Executive Officers

Persons who currently serve as executive officers of the Bank and/or BWC are as follows:

POSITION WITH BWC OR THE BANK
AND PRINCIPAL OCCUPATION
OFFICER                         AGE          DURING THE PAST FIVE YEARS


James L. Ryan                   64           Chief Executive Officer and
                                             Chairman.  Has been CEO of the
                                             Bank since its inception in
                                             1979.

Tom J. Mantor                   43           President  of the Bank since
                                             December 1992.  Has been with
                                             the Bank since 1991.

Leland E. Wines                 53           Executive Vice President and
                                             Chief Financial Officer of BWC.
                                             Has been with the Bank since
                                             1983.

Andrea L. Head                  40           Senior Vice President,
                                             Construction Real Estate.  Has
                                             been with the Bank since 1983.

Calvin S. Robie                 60           Senior Vice President, Const.
                                             Real Estate.  Joined the Bank


Security Ownership

BWC has only one class of stock issued and outstanding, that being its common stock. Information concerning the beneficial ownership of BWC's common stock as of March 18, 1998, by each director, executive officer and by the directors and officers of BWC and the Bank as a group and by each person holding 5% or more of BWC stock, is set forth in the following table.

Name of                    Number of Shares                   Percent of
Beneficial Owner           Beneficially Owned(A)(B)(C)     Outstanding Class

Andrea L. Head                  26,734                          2.12%
Richard G. Hill                 78,510                          6.28%
Reynold C. Johnson III          76,390                          6.12%
Craig A. Lazzareschi            26,405                          2.11%
Tom J. Mantor                   43,162                          3.38%
John F. Nohr                    33,833                          2.71%
Cal Robie                        3,762                          0.30%
James L. Ryan                  140,485                         10.97%
Leland E. Wines                 32,676                          2.59%
John L. Winther                 31,362                          2.51%


Officers and Directors
as a group (10 in number)      493,319(C)                      33.74%

Vance Haswell                   68,473(C)                       5.48%
The Banc Fund			80,940				6.56%
BWC 401K Plan                  106,933(D)                       8.67%
________________________

(A)	Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed.

(B)	Includes all shares beneficially owned, whether directly or
indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property with a spouse and any shares of which beneficial ownership may be acquired within 60 days of March 18, 1998, by the exercise of stock options.

(C) Includes 263,345 shares subject to options which may be exercised within 60 days of March 18, 1998.

(D)	This plan is administrated by senior management members in
accordance with the terms of the plan.

Section 16(a) of the Securities Exchange Act of 1934 requires BWC's Directors and executive officers and persons who own more than 10% of a registered class of BWC's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of BWC. Officers, directors, and greater than 10-percent shareholders are required by SEC regulation to furnish BWC with copies of all Section 16(a) forms they file.

To BWC's knowledge, based on a review of the copies of such reports furnished to BWC and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors, and 10-percent shareholders have been complied with.

Remuneration and Other Transactions with Management
Summary Compensation Table

The following table shows for the three fiscal years ended December 31, 1997, 1996 and 1995, the compensation paid to the Bank's executive officers.
                                                                                          Long Term Compensation
                                                 Annual Compensation             Awards           Payouts

               (a)                 (b)       (c)         (d)         (e)          (f)       (g)       (h)        (i)
                                                                 Other Annual  Restricted Securities LTIP     All other
Name and                                                Bonus    Compensation  Stock      Underlying Payouts  Compensation
Principal Position                 Year   Salary                               Award(s)   Optons/SAR
                                           ($)           ($) A/     B/ ($)      ($)        (#)       ($)      ($)  C/

James L. Ryan                      1997     $222,852    $28,857       $16,900      --        --      --         --
Chief Executive Officer/           1996     $212,238    $23,053       $16,900      --        --      --         --
Vice Chairman of the Board         1995     $192,944    $13,691       $13,000      --        --      --         --

Tom Mantor                         1997     $126,300    $15,545       $16,900      --        --      --         --
President/                         1996     $114,300     $6,378       $16,900      --        --      --         --
Chief Operating Officer            1995     $106,766     $3,779       $13,000      --        --      --         --

Leland E. Wines                    1997     $115,800     $7,666             --     --        --      --         --
Executive Vice President/          1996     $110,250     $6,273             --     --        --      --         --
Cashier/Chief Financial Officer    1995     $105,000    $31,325             --     --        --      --         --

Andrea L. Head                     1997     $100,000   $103,205             --     --        --      --         --
Senior Vice President/             1996      $97,500     $5,143             --     --        --      --         --
Real Estate Finance                1995      $89,505    $17,757             --     --        --      --         --

Cal Robie                          1997     $100,000    $37,660        $4,200      --        --      --         --
Senior Vice President/             1996      $48,077          --       $2,100      --        --      --         --
Real Estate Finance                1995            --         --            --     --        --      --         --

(A) The Bank maintains an incentive bonus plan for executive officers.  Under such plan, an incentive pool is created based upon the criterion of return on the Bank's average assets.  The incentive pool is allocated based on salary and performance.
The amounts set forth above reflect bonuses paid in the current calendar year based on the prior year's performance.
The Bank expects to pay bonuses to the named executive officers for the fiscal year ended December 31, 1997 during 1998;
however, the amount of such bonuses earned in fiscal 1997 is not calculable at this time.

(B) Amounts reflect board of director fees paid to such persons.

(C) Other compensation is paid, including profit sharing and matching contributions to the Bank's 401(k) Profit Sharing Plan.
In addition, for Mr. Ryan they include personal  benefit from the use of a company automobile and the cost of membership in a country club.  The aggregate amount of such other compensation does not exceed the lesser of $25,000 or 10% of the annual compensation reported for such persons.

Stock Options
                         Options Grants in Last Fiscal Year

The table below sets forth certain information regarding options granted to executive officers of the Corporation during the last fiscal year.
           (a)                           (b)           (c)           (d)             (e)
                                                    Percent of
                                                  Total Options    Exercise
                                       Options      Granted to      Price
                            Grant      Granted    Employees  in   Per Share      Expiration
          Name               Date        (#)       Fiscal Year      ($/SH)          Date
Cal Robie                 July 1, 1997   5,500       64.52%          $22.05      July 1, 2007



(A)  The Board of Directors of the Bank adopted the 1980 Incentive Stock Option Plan
     (the "1980 Plan") in March 1980 and the Board of Directors of BWC adopted the 1990
     Stock Option Plan (the "1990 Plan") in May 1990.  The 1980 Plan terminated on
     March 11, 1990, although options granted under the 1980 Plan remain outstanding.
     The 1990 Plan was approved by BWC's shareholders at the 1990 and 1991 annual meetings.


                 OPTIONS EXERCISED AND YEAR-END VALUE TABLE


The table below provides information regarding options exercised in fiscal 1997 by the executive officers of BWC and the value of such unexercised options as of December 31, 1997.
                                               Number of Unexercised Options Value of Unexercised In-The-Money
                 Options Exercised in Fiscal 19At December 31, 1995 (#)      Options at December 31, 1995 ($) (A)
       (a)             (b)            (c)                     (d)                                (e)
                     Shares          Value
                   Acquired On     Realized
Name              Exercise (#)      ($) (A)      Exercisable   Unexercisable     Exercisable        Unexercisable
James L. Ryan         4,300         $70,907        47,944            0           $1,314,222              $0
Tom Mantor             --             --           43,162          9,985         $1,151,334           $287,468
Leland E. Wines        --             --           26,734            0            $672,237               $0
Andrea L. Head         --             --           26,734            0            $672,237               $0
Cal Robie              --             --            3,762          8,393           $60,146            $137,120

(A)  Market value of the underlying securities at exercise date or year-end, as the case may be, minus the exercise price of "in-the-money" options.

Directors' Fees

Directors of the Bank each received a fee of $1,300 during 1997 for each regular meetings of the Board of Directors, plus $1,300 for one non-regular special board meeting attended. In addition, directors, other than employees of the Bank, received $350 per committee meeting attended.

Employment Agreements

The Bank has entered into employment agreements with Messrs. Ryan and Wines. Mr. Ryan's employment agreement, which became effective November 16, 1979 for an initial term of two years, has been, and will continue to be, automatically renewed unless either party gives the other party 90 days notice of termination. Mr. Ryan was paid a base salary of $222,852 under the agreement for fiscal 1997 to serve as Chairman and Chief Executive Officer of the Bank. Mr. Ryan is also entitled to participate in all employee benefit plans that may be adopted by the Bank and to a car allowance. If Mr. Ryan's employment is terminated by the Bank for any reason other than death, legal incapacity or for cause, the Bank must pay to Mr. Ryan a sum equal to Mr. Ryan's then annual salary.

Mr. Wines' employment agreement, which became effective on November 27, 1990, continues until terminated as provided therein. Mr. Wines was paid a base salary of $115,800 under the agreement for fiscal 1997 to serve as Executive Vice President and Cashier of the Bank. Mr. Wines is also entitled to participate in all health and life insurance plans adopted by the Bank and may receive a bonus or bonuses as determined by the Bank, in its discretion. If there is a merger of, or sale of a controlling interest in, the Bank, and Mr. Wines gives written notice of the termination of his employment within 60 days after the effective date of such merger or sale, Mr. Wines will continue to receive monthly compensation and benefits then being provided for the lesser of four months from the date of termination or the date Mr. Wines commences employment with a new employer. In addition, if Mr. Wines receives notice of the termination of his employment with the Bank within 12 months after the effective date of such merger or sale, then such termination of employment shall be effective within 30 days thereafter, provided, however, that Mr. Wines will continue to receive monthly compensation and benefits then being provided for the lesser of 12 months from the date of termination or the date he commences employment with a new employer.

The amount of cash compensation paid to each such officer under their employment agreements is included in the foregoing summary compensation table.

Other Transactions With Directors and Executive Officers

The Bank's current policy is one of not granting loans to its executive officers or directors, or the executive officers or directors of BWC, except that all directors are eligible to have a line of credit available to them with a maximum of $2,000 outstanding at any one time. Such line of credit is made available to the directors on the same terms and at the same interest rate as it is available to all other qualified customers of the Bank. The Bank has had and expects to have banking transactions in the ordinary course of business with many of the principal shareholders of BWC and the Bank (and their associates), on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. No loan to any director, executive officer or shareholder of BWC or the Bank (or their associates) has involved more than normal risk of collectibility or presented other unfavorable features. If loans were to be made to directors, executive officers or principal shareholders of BWC or the Bank, then all such loans would be subject to the limitations prescribed by California Financial Code section 3370, et seq. and by the Financial Institutions Regulatory and Interest Rate Control Act of 1978, the principal effect of which is to require that any loan to a director, executive officer or principal shareholder be on non-preferential terms and, should all loans to that individual exceed $25,000 in the aggregate, be approved in advance by the Bank's Board of Directors. With respect to transactions other than loans, BWC and the Bank have had and expect to have such transactions in the ordinary course of business with many of its directors, executive officers, and principal shareholders (and their associates), but all such transactions have been and will be on substantially the same terms as those prevailing for comparable transactions with others.

	ITEM NUMBER 2: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected Arthur Andersen & Co. as independent auditors for BWC for the year 1998. Arthur Andersen & Co. has informed BWC that it has had no connection during the past three years with BWC or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative from Arthur Andersen & Co. will be present at the shareholders meeting.

	ITEM NUMBER 3: OTHER BUSINESS

If any other matters come before the meeting, not referred to in the enclosed Proxy, including matters incident to the conduct of the meeting, the Proxy holders will vote the shares represented by the proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting, and as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

	TRADING IN BWC'S STOCK

The common stock of BWC is traded in the over-the-counter market. Sutro & Company, Inc., Hoefer & Arnett Inc. and Ryan Beck & Company, are the market makers of the BWC stock. There has been only limited trading of BWC stock. The most recent sales known to Management were at a price of $33.00 per share.

	FINANCIAL AND STATISTICAL INFORMATION

A copy of BWC's consolidated financial statement as of December 31, 1997, and for the year then ended is enclosed in this mailing. Additional copies are available to any shareholder upon request.


	SHAREHOLDER PROPOSALS

December 10, 1998, is the deadline for the shareholders to submit proposals to be considered for inclusion in the proxy statement for BWC's 1999 annual shareholders meeting.


	LEGAL PROCEEDINGS

There are no pending or, to management's knowledge, threatened material legal proceedings to which the Bank or BWC is a party or to which any of the Bank's or BWC's properties are subject.


FORM 10K

BWC'S ANNUAL REPORT FOR 1997 ON FORM 10K, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES EXCHANGE COMMISSION, IS AVAILABLE TO ANY SHAREHOLDER WITHOUT CHARGE. THE REPORT MAY BE OBTAINED BY WRITTEN REQUEST TO THE CORPORATE SECRETARY, LELAND E. WINES, AT BANK OF WALNUT CREEK, 1400 CIVIC DRIVE, WALNUT CREEK, CA 94596.


THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED, AND RETURNED IN THE ENCLOSED, POSTAGE PAID ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

By Order of the Board of Directors




By:  ______________________________		Date: March 18, 1998
     Leland E. Wines, Secretary